As filed with the Securities and Exchange

Commission on December 3, 2013

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Northwest Biotherapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHWEST BIOTHERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 20, 2013

Dear Stockholder:

You are hereby cordially invited to attend the 2013 Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc., which will be held on Friday, December 20, 2013 at 10:00 a.m. (local time) at the offices of Skadden, Arps, at 1440 New York Avenue, NW, Washington, DC 20005, and any adjournments or postponements of the annual meeting.

We are holding the annual meeting for the following purposes:

1.	To elect one member to our Board of Directors to serve as a Class I director for a term of three years;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To approve the amendment of our existing Amended and Restated 2007 Stock Plan (the “Plan”), to allow more flexibility in the type of awards issued under the Plan and to modify the existing mechanism in the Plan by which the amount of shares available for issuance is automatically adjusted on an ongoing basis; and

4.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the attached proxy statement, which is made a part of this notice. At this point, we are not aware of any other business to be transacted at the annual meeting.

Only stockholders of record on our books at the close of business on Friday, November 15, 2013 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814. This list also will be available for inspection at the annual meeting. If you would like to view the stockholder list, please call our executive offices at (240) 497-9024 to schedule an appointment.

A copy of our 2012 Annual Report on Form 10-K, which contains our consolidated financial statements for the fiscal year ended December 31, 2012, and other information of interest to stockholders, accompanies this notice and the attached proxy statement. This notice, the attached proxy statement and our 2012 Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.

By     Order of the Board of Directors,

/s/Linda F. Powers
Chairperson of the Board of Directors

December 3, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

NORTHWEST BIOTHERAPEUTICS, INC.

4800 Montgomery Lane

Suite 800

Bethesda, Maryland 20814

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 20, 2013

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “company”), for use at the 2013 Annual Meeting of Stockholders to be held on Friday, December 20, 2013 at 10:00 a.m. (local time) at the law firm of Skadden, Arps, located at 1440 New York Avenue, NW, Washington, DC 20005, and any adjournments or postponements of the annual meeting. The Board of Directors, or the Board, is soliciting proxies for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Record Date and Share Ownership

Only stockholders of record on our books at the close of business on Friday, November 15, 2013 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. As of the close of business on November 15, 2013, we had 38,551,338 shares of common stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the annual meeting. Copies of the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, will be mailed to stockholders of record on or about December 3, 2013. Exhibits to the Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.

Voting in Person

If you plan to attend the meeting and vote in person, we will provide a ballot to you when you arrive. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on November 15, 2013, the record date for voting.

Voting by Proxy

Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the annual meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy by accessing the proxy materials on the secured website http://www.investorvote.com/NWBO and following the voting instructions on that website. If you do not provide instructions as to how your shares should be voted, your shares will be voted according to the recommendations of our Board as follows:

•	FOR the election of Alton L. Boynton, Ph.D., as a Class I director;

•	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

•	FOR the approval of the amendment of our Amended and Restated 2007 Stock Plan (thereby making it our Second Amended and Restated 2007 Stock Plan).

If other matters come before the annual meeting, the persons named as proxy will vote on such matters in accordance with his or her best judgment. We have not received any notice of other matters that may properly be presented at the annual meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, e-mail, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

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Revoking a Proxy

You may revoke your proxy at any time prior to the start of the annual meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the annual meeting will not itself be deemed to revoke your proxy unless you give notice at the annual meeting that you intend to revoke your proxy and vote in person. If you are a beneficial owner of shares held in “street name”, you may submit new voting instructions by contacting your broker, bank or other nominee.

Quorum Required

A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote on the election of directors at the annual meeting present in person or represented by proxy represents a quorum. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.

Votes Required

Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on at the annual meeting. As of November 15, 2013, there were 38,551,338 shares of our common stock outstanding and entitled to vote at the meeting. With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including NASDAQ, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for”, “against” or “abstaining” with respect to such routine matters.

With respect to “non-routine” matters, such as the election of directors and the approval of amendments to the existing Plan, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted “for”, “against”, “abstaining” or “withheld from” with respect to such non-routine matters.

Proposal 1: Election of Alton L. Boynton, Ph.D. as a Class I Director

Under our bylaws, the election of directors requires the affirmative vote of a plurality of the votes cast, and votes may be cast in favor of the nominee or withheld. A “plurality” means that the nominee receiving the most votes for election to a director position is elected to that position. You may withhold votes from a nominee by notation on your proxy card. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares voted in the election and, accordingly, will not affect the election of directors.

Proposal 2: Ratification of the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2013

The affirmative vote of a majority of the votes cast at the meeting is required to ratify the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2013. You may vote “for” or “against” the ratification of the appointment of Marcum LLP as our registered public accounting firm for fiscal year ending December 31, 2013 or you may “abstain” from voting. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions will not be counted for purposes of determining the number of shares voted on the matter and, accordingly, will not affect ratification of Marcum. Since the ratification of Marcum is considered a “routine” proposal, a broker holding shares as the nominee for a beneficial owner may vote for the proposal without voting instructions and, accordingly, we do not expect there to be any broker non-votes on this proposal.

Proposal 3: Approval of Amendments to the Amended and Restated 2007 Stock Plan

The affirmative vote of a majority of the votes cast at the meeting is required to approve amendments to the existing Stock Plan. You may vote “for” or “against” the approval of the amendments to the Plan, or you may “abstain” from voting. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares voted in the election and, accordingly, will not affect the approval of the amendments to the Plan.

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Householding

Stockholders of record who reside at the same address will receive a single copy of our annual report, proxy statement and notice of annual meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.

If you receive multiple copies of our annual report, proxy statement and notice of annual meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below. If you hold your shares in street name, you should contact your broker or nominee regarding combining mailings.

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PROPOSAL NO. 1 — ELECTION OF DIRECTOR

Directors and Nominee for Director

We have a classified Board currently consisting of one Class I director (Dr. Alton L. Boynton), two Class II directors (Robert A. Farmer and Jerry Jasinowski), and two Class III directors (Linda F. Powers and Dr. Navid Malik). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. This year, one Class I director will be presented to the stockholders for election to a three-year term that expires at the 2016 annual meeting and until his successor is elected and qualified. The Class II directors have a term that expires at the 2014 annual meeting and the Class III directors have a term that expires at the 2015 annual meeting.

The persons named in the enclosed proxy will vote to elect Dr. Alton L. Boynton as a Class I director, unless your proxy is marked otherwise. Mr. Boynton has indicated his willingness to serve, if elected. If he should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Mr. Boynton will be unable to serve if elected.

Set forth below are the name and age of each member of our Board (including Dr. Alton L. Boynton, the nominee for election as a Class I director), and the positions and offices held by him or her, his or her principal occupation and business experience during at least the past five years, the names of other publicly held companies of which he or she serves as a director and the year of the commencement of his or her term as a member of our Board.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the Class I nominee receiving the highest number of votes will be elected.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, your common stock will be voted for the election of the nominee named in this proxy statement.

If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.

Recommendation

We recommend that you vote FOR Dr. Alton L. Boynton as a Class I director.

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Family Relationships

There are no family relationships between any of our directors or executive officers.

Directors

Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of October 31, 2013 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Name	Age	Position
Linda F. Powers	58	Class III Director, Chairperson, President and Chief Executive Officer
Dr. Alton L. Boynton	69	Class I Director, Chief Scientific Officer
Robert A. Farmer	73	Class II Director
Dr. Navid Malik	44	Class III Director
Jerry Jasinowski	70	Class II Director

Director Biographies

Linda F. Powers.   Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007 and Chief Executive Officer since June 8, 2011. Ms. Powers served as a managing director of Toucan Capital Fund II, a provider of venture capital, a position she has held since 2001. She also has over 15 years’ experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing.  Ms. Powers is a Board member of M2GEN (an affiliate of Moffitt Cancer Center), the Trudeau Institute (a specialized research institute focused on immunology), the Chinese Biopharmaceutical Association, and the Rosalind Franklin Society. She was the Chair of the Maryland Stem Cell Research Commission for the first two years of the state’s stem cell funding program, and has served an additional four years on the Commission. Ms. Powers served for several years on a Steering Committee of the National Academy of Sciences, evaluating government research funding, and has been appointed to three Governors’ commissions created to determine how to build the respective states’ biotech and other high-tech industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of six private biotechnology companies.  Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.

Alton L. Boynton, Ph.D.   Dr. Boynton co-founded our company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.

Robert A. Farmer was appointed to the Board of Directors in December 2009. Mr. Farmer served as the national treasurer of four presidential campaigns, including those for John Kerry, Bill Clinton, Michael Dukakis and John Glenn.  In these roles he led fundraising of over $800 million. He served under Ron Brown as treasurer of the Democratic National Committee, and served for eight years as treasurer of the Democratic Governor’s Association.  President Clinton appointed Mr. Farmer as the United States Consul General to Bermuda, where he served from 1994 to 1999. Mr. Farmer also had a successful career as an entrepreneur, including building his own publishing company, which he sold in 1983.  Mr. Farmer currently serves on the boards of directors of International Data Group, Dale Carnegie Associates, Sober Steering Sensors, LLC, Charlesbridge Publishing, and Haute Living.  Mr. Farmer is a graduate of Dartmouth College and Harvard Law School. We believe Mr. Farmer’s background and experience, as well as his service on other boards of directors, make him well qualified to serve as a Director.

Dr. Navid Malik was appointed to the Board of Directors in April 2012. Dr. Malik is the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an independent specialist institutional securities firm.  From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two Starmine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors).  Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.

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Jerry Jasinowski was appointed to the Board of Directors in April 2012. Mr. Jasinowski retired in 2007. Mr. Jasinowski currently serves on the Boards of Procurian and the Washington Tennis and Education Foundation and has held directorships in several other companies since 1990. From 2004 through 2007, Mr. Jasinowski served as the President of the Manufacturing Institute, an organization dedicated to improving and expanding manufacturing in the United States, of which he was a founder. Mr. Jasinowski was also the President and CEO of the National Association of Manufacturers, a trade association with 13,000 corporate members from 1990 to 2004. Mr. Jasinowski holds an A.B. in Economics from Indiana University and an M.A. in Economics from Columbia University. We believe that Mr. Jasinowski’s extensive experience across a wide range of manufacturing, technology, and financial firms, including Fortune 1000 and Fortune 500 companies, make him well qualified to serve as a Director.

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PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to its charter, the Audit Committee of our Board has appointed the firm Marcum LLP, or Marcum, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Peterson Sullivan, PLLC, or Peterson Sullivan, served as our independent registered public accounting firm for the fiscal year ended December 31, 2012. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment.

On July 25, 2013, we changed our independent registered public accounting firm from Peterson Sullivan to Marcum for the year ending December 31, 2013. The change was approved by the Audit Committee and was made to provide us with an auditing firm with a broader national presence. Peterson Sullivan is located in Seattle, Washington, and had served as our independent registered public accounting firm since February 16, 2005.

 Peterson Sullivan’s reports on our consolidated financial statements as of December 31, 2011 and 2012, and for the two years then ended and for the period from March 18, 1996 (inception) to December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, although the report contained an explanatory paragraph relating to our ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

 During the two years ended December 31, 2012 and through July 25, 2013, there were no: (a) disagreements with Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Peterson Sullivan’s satisfaction, would have caused Peterson Sullivan to make reference to the subject matter thereof in connection with its reports on our financial statements as of December 31, 2011 and 2012, and for the two years then ended and for the period from March 18, 1996 (inception) to December 31, 2012; or (b) “reportable events”, as defined under Item 304(a)(1)(v) of Regulation S-K. However, Peterson Sullivan identified material weaknesses in our financial reporting process with respect to segregation of duties and lack of controls over reporting of material transactions and developments in the financial statements.

  Peterson Sullivan has indicated to us that it concurs with the foregoing statements contained in the paragraphs above as they relate to Peterson Sullivan and furnished a letter dated July 30, 2013 to the SEC to this effect. A copy of the letter from Peterson Sullivan is attached as Exhibit 16.1 to our current report on Form 8-K filed with the SEC on July 31, 2013.

 During the two years ended December 31, 2012 and through July 25, 2013, neither us nor anyone acting on our behalf consulted with Marcum regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Representatives of Marcum are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

Ratification of the appointment of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. Unless you give specific instructions to the contrary, your common stock will be voted for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Recommendation

The Board unanimously recommends that you vote FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

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PROPOSAL NO. 3—APPROVAL OF THE SECOND AMENDED AND RESTATED 2007 STOCK PLAN

Our Board of Directors and the holders of a majority of the voting power of our stockholders originally adopted our 2007 Stock Option Plan effective June 15, 2007. The 2007 Stock Option Plan was amended and restated in its entirety in August 2012 to, among other things, increase the number of shares of Common Stock available for issuance and to provide for the automatic adjustment of that number on an ongoing basis. The Amended and Restated 2007 Stock Option Plan currently authorizes our Board, or a committee thereof, to grant stock options to our employees, directors and consultants. The Board believes that, in order to incentivize and retain our employees, directors and consultants, two amendments to the existing Plan should be adopted.

First, the Board should have more flexibility in regard to the type of awards granted under the Plan. The eligible securities should not be limited to options alone, as is currently the case, and should include restricted stock units (RSUs), shares of Common Stock and/or other securities with underlying Common Stock of the Company. Accordingly, we propose amending the Plan to authorize the Board to award any type of securities with underlying Common Stock under the Plan, including Incentive Stock Options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); Nonstatutory Stock Options; Stock Awards; Purchase Rights; and other forms of awards with underlying Common Stock.

Second, the existing mechanisms contained in the existing Plan, by which the amount of shares available for issuance is automatically adjusted on an ongoing basis, needs to be updated. The Plan currently provides for shares equal to 20% of our issued and outstanding capital stock to be available for issuance under the Plan. In addition, the Plan currently provides for the number of shares to be adjusted automatically, so as to maintain the shares under the Plan at this 20% level. The Plan currently contains a mechanism for these automatic ongoing adjustments which is applied on an annual basis. This does not fit well with the Company’s operations. Accordingly, the proposed amendment to the Plan will modify this mechanism so that it is applied on an ongoing basis.

The full text of the Plan, as proposed to be amended, is attached hereto as Appendix A. Capitalized terms used in this summary have the meanings set forth in the Plan.

Summary of the Existing Plan

General.  The existing Plan authorizes the grant to eligible individuals of Incentive Stock Options. The amendments will expand the authorized types of potential awards to include the following: (1) Incentive Stock Options; (2) Nonstatutory Stock Options; (3) Stock Awards; (4) Purchase Rights; and (5) other forms of securities with underlying Common Stock.

Stock Subject to the Plan.  As of September 30, 2013, there were outstanding options, issued under the Plan, exercisable for 1,551,000 shares of Common Stock, no shares have been issued and 3,758,166 shares have been reserved for issuance in connection with future awards under the Plan. Under the existing Plan, as noted above, the aggregate numbers of shares of Common Stock that are available for issuance automatically increase by such number of shares as is sufficient to cause the option pool to equal 20% of our issued and outstanding capital stock. Pursuant to the amended Plan, these automatic increases will occur on the effective date of any increase in our capitalization, so as to continue to maintain the aggregate number of shares of Common Stock that are issued or available for issuance under the Plan at a level equal to 20% of our then issued and outstanding capital stock; provided, however, that the aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options will be 8,000,000.

Eligibility.  Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Stock Awards, Purchase Rights and any other form of award the Plan authorizes.

Purpose.  The Plan is designed to: (1) encourage our employees, directors and consultants to exert maximum efforts for our success; and (2) provide such individuals with an opportunity to benefit from increases in the value of our Common Stock.

Administration.  The Board has delegated to the Compensation Committee administrative authority over the Plan. Subject to the provisions of the Plan, the Board and/or Compensation Committee has the power to construe and interpret the Plan and to determine the persons to whom and the dates on which equity awards will be granted, the amount of each equity award, the time or times during the term of each equity award within which all or a portion of such equity award may be exercised, the exercise price, the type of consideration and other terms of the equity award.

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Term.  The Board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate on June 14, 2017. The Board may also amend the Plan at any time or from time to time. However, except in the case of a Capitalization Adjustment, stockholder approval shall be required, but only to the extent required by applicable law or listing requirements, for any amendment to the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive equity awards under the Plan, (iii) materially increases the benefits accruing to participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, (v) expands the types of stock awards available for issuance under the Plan, or (vi) changes any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. The foregoing notwithstanding, any Option may be granted with an exercise price less than 100% of the fair market value of our Common Stock on the date of grant if such Option is granted pursuant to an assumption or substitution for another Option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such Options are Incentive Stock Options), or in the event the Compensation Committee determines such grant to be in our best interests to attract, retain and/or incentivize a specific employee, director or consultant. Options granted under the Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionholder may exercise their options if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the Plan. An optionholder may also designate a beneficiary who may exercise the option following the optionholder’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our parent or subsidiary corporations, if any. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionholder during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

 Stock Awards. The Compensation Committee may grant awards of restricted or unrestricted shares of Common Stock that are fully vested on the date made, to any of our employees, directors or consultants. Stock Awards may take the form of restricted stock units, outright grants of shares, or any other type of award as determined by the Compensation Committee. Stock Awards are granted pursuant to award agreements adopted by our Compensation Committee.

Purchase Rights. The Compensation Committee may grant our employees, directors or consultants rights to purchase unrestricted shares of our Common Stock that are fully vested on the date made. Purchase Rights are granted pursuant to award agreements adopted by our Compensation Committee.

U.S. Federal Income Tax Considerations

The following is a summary of the principal U.S. federal income tax consequences generally applicable to equity awards to individual U.S. citizens or residents under the Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. This summary does not address any state, local or foreign tax consequences of the awards. Award recipients are strongly advised to consult their own tax advisors for additional information.

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Grant of an Option.  The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant as long as (a) there is no active trading on an active market of similar options, and (b) the option is not transferable or immediately exercisable. However, in the event Nonstatutory Stock Options are granted with an exercise price lower than the then-current fair market value of the Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the Nonstatutory Stock Options are granted or, if later, when the options are treated as vested under Code Section 409A.

Exercise of Incentive Stock Option.  The holder of an Incentive Stock Option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction at that time. If, however, the holder disposes of the stock within one year after the exercise or within two years after the option is granted, the holder will recognize taxable compensation income in the year of disposition equal to the excess of the fair market value of the stock when exercised over the exercise price, and the Company generally will be entitled to a compensation deduction in that amount for that year.

Exercise of Nonstatutory Stock Option.  Generally, subject to Code Section 409A, upon exercising a Nonstatutory Stock Option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company generally would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Restricted Stock. An award recipient acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the recipient is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If, however, the determination date otherwise would be after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after the determination date. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the award recipient.

Vote Required

The affirmative vote of a majority of the votes cast at the meeting is required to approve the amendments to the Plan. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares voted in the election and, accordingly, will not affect the approval of the Plan.

Voting by the Proxies

The proxies will vote your Common Stock in accordance with your instructions. If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, your Common Stock will be voted for the approval of the Plan.

If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the approval of the Plan.

Recommendation

We recommend that you vote FOR the approval of the amendments to our Amended and Restated 2007 Stock Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of October 31, 2013 by:

•	each person, or group of affiliated persons, who is known by us to own beneficially 5% or more of any class of our equity securities;

•	our directors;

•	each of our named executive officers, as defined in Item 402(a)(3) of Regulation S-K; and

•	our directors and executive officers as a group.

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of October 31, 2013. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. The table below is based upon the information supplied by our executive officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC.

Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	194,358	* %
Marnix L. Bosch, Ph.D., M.B.A.(3)	115,941	* %
Linda F. Powers(4)	21,334,324	51.35%
Robert A. Farmer(5)	144,674	* %
Leslie Goldman(6)	544,825	1.60%
Dr. Navid Malik	-	-
Anthony Maida, Ph.D.(7)	6,250	* %
Jerry Jasinowski(8)	80,357	* %
All executive officers and directors as a group (8 persons)	22,420,729	53.19%
5% Security Holders
Toucan Capital Fund III, L.P.(9) 4800 Montgomery Lane, Suite 801 Bethesda, MD 20814	1,900,772	5.61%
Toucan Partners, LLC(10) 4800 Montgomery Lane, Suite 801 Bethesda, MD 20814	5,681,519	16.13%
Cognate BioServices, Inc.(11) 4800 East Shelby Drive, Suite 108 Memphis, TN 38118	9,974,230	28.26%
Dennis Mehiel(12) 7 Renaissance Square 5th Floor White Plains, NY 10601	3,891,529	10.99%
Sabby Management, LLC(13) 10 Mountainview Road, Suite 205 Upper Saddle River, NJ 07458	2,967,482	8.76%

*	Less than 1%.

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(1)	Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 33,861,841 shares of common stock issued and outstanding as of October 31, 2013.

(2)	Includes 182,169 shares of common stock underlying options that are currently exercisable.

(3)	Includes 106,139 shares of common stock underlying options that are currently exercisable.

(4)	Includes (i) 543,125 shares of common stock underlying currently exercisable options held by Ms. Powers; (ii) 3,234,078 shares of common stock underlying currently exercisable warrants held by Ms. Powers; (iii) 804,145 shares of common stock held by Toucan Capital Fund III, L.P.; (iv) 1,096,627 shares of common stock underlying currently exercisable warrants held by Toucan Capital; (v) 4,311,784 shares of common stock held by Toucan Partners, LLC; (vi) 1,370,335 shares of common stock underlying currently exercisable warrants held by Toucan Partners; (vii) 1,437,500 shares of common stock underlying warrants held by Cognate Bioservices, Inc.; and (vii) 8,536,730 shares of common stock held by Cognate Bioservices, Inc. Ms. Powers has voting and dispositive power over the securities owned by Toucan Capital Fund III, L.P., Toucan Partners LLC and (through Toucan Capital and Toucan Partners) Cognate Bioservices, Inc.

(5)	Includes 20,525 shares of common stock underlying currently exercisable warrants.

(6)	Includes (i) 160,139 shares of common stock underlying currently exercisable warrants; and (ii) 85,938 shares of common stock underlying currently exercisable options.

(7)	Consists of shares of common stock underlying currently exercisable options.

(8)	Includes 49,107 shares of Common Stock underlying currently exercisable warrants.

(9)	Includes (i) 1,096,627 shares of common stock underlying currently exercisable warrants; and (ii) 804,145 shares of common stock. Linda Powers holds the voting and dispositive power over the shares held by Toucan Capital Fund III, L.P.

(10)	Includes (i) 1,370,335 shares of common stock underlying currently exercisable warrants; and (ii) 4,311,184 shares of common stock. Linda Powers holds the voting and dispositive power over the shares held by Toucan Partners, LLC.

(11)	Includes (i) 8,536,730 shares of common stock, and (ii) 1,437,500 shares of common stock underlying a currently exercisable warrant. Linda Powers through Toucan Capital III LP and Toucan Partners LLC holds the voting and dispositive power over the shares held by Cognate BioServices, Inc.

(12)	As reported on Schedule 13G filed with the SEC on August 16, 2013 by Mr. Mehiel and Four M Purchasers, LLC. Includes (i) 1,849,865 shares of common stock and warrants to acquire 1,398,690 shares of common stock beneficially owned by Mr. Mehiel, either directly or indirectly through Four M Purchasers, LLC, a Delaware limited liability company whose sole member is Mr. Mehiel, and (ii) 489,474 shares of common stock and warrants to acquire 162,500 shares of common stock beneficially owned directly by Four M Purchasers, LLC. Mr. Mehiel and Four M Purchasers, LLC, did not disclose who holds voting and dispositive power over the shares.

(13)	As reported on Schedule 13G filed with the SEC on April 18, 2013 by Sabby Management, LLC, Sabby Healthcare Volatility Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd. and Hal Mintz. Includes (i) 2,343,421 shares of common stock beneficially owned by Sabby Healthcare Volatility Master Fund, Ltd., (ii) 1,010,224 shares of common stock beneficially owned by Sabby Volatility Master Fund, Ltd., (iii) 2,967,482 shares of common stock beneficially owned by Sabby Management, LLC, as investment manager of Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd, and (iv) 2,967,482 shares of common stock beneficially owned by Hal Mintz, as manager of Sabby Management, LLC. No disclosure was provided regarding who holds voting and dispositive power over the shares.

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CORPORATE GOVERNANCE MATTERS

Board Leadership Structure

The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in our best interest and our stockholders best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing us, and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Her combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees and partners. The Board has not appointed a lead independent director.

Board of Directors’ Role in Risk Oversight

The Board plays an active role in risk oversight of our company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics. The Compensation Committee oversees risks arising from our compensation policies and programs. This Committee has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs.

Director Independence

Our Board of Directors has undertaken a review of the independence of our directors and has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules. The Board of Directors considers Messrs. Farmer, Malik and Jasinowski to be independent.

Audit Committee

The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee acts under a written charter, a copy of which is attached as Appendix B to this proxy statement.

The Audit Committee currently consists of Messrs. Farmer, Malik and Jasinowski. Our Board has undertaken a review of the independence of our directors and has determined that Messrs. Farmer, Malik and Jasinowski are independent within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605(c)(2)(A) of the NASDAQ Marketplace Rules.

Compensation Committee

The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our stock option plans. Ms. Powers, our Chairperson, President and Chief Executive Officer, participated in discussions regarding salaries and incentive compensation for all of our executive officers, except she was and is excluded from discussions regarding her own salary and incentive stock compensation. The Board has adopted a written charter for the Compensation Committee and its current members are Messrs. Farmer, Malik and Jasinowski. The Compensation Committee does not delegate its authority pursuant to its written charter. A copy of the charter is attached as Appendix C to this proxy statement. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of NASDAQ.

Nominations Committee

The Nominations Committee has responsibility for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors.

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The Nominations Committee currently consists of Messrs. Farmer, Malik and Jasinowski. The Board of Directors has determined that all of the members are “independent” under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee. A copy of the charter is available as Appendix D to this proxy statement.

Information Regarding Meetings of the Board and Committees

The business of our company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2012, the Board held no less than ten meetings and also conducted business by written consent, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Nominations Committee held no meetings. Each person who was a director during 2012 attended at least 75% of the Board meetings and the meetings of the committee on which he or she served. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. In 2012, our stockholders acted by written consent in lieu of holding an annual meeting.

Code of Business Conduct and Ethics

We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. A copy of our Code of Business Conduct and Ethics will be provided free of charge upon request to Secretary, Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland, 20814.

Nomination of Directors

The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.

For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a nomination in advance of the next year’s annual meeting, a stockholder must provide written notification to our secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s annual meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.

The notice must include the information specified in our bylaws, including the following: (a) as to each proposed nominee (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act, (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear in our records, of such stockholder; (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder; and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nomination are to be made by such stockholder.

Communication with the Board of Directors

We have established a procedure by which our stockholders may communicate directly with our Board. All communications should be in written form and directed to our corporate secretary at the following address:

Northwest Biotherapeutics, Inc.

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

Attention: Secretary

(240) 497-9024

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EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers.

Name	Age	Position
Linda F. Powers	58	Class III Director, Chairperson, President and Chief Executive Officer
Alton L. Boynton, Ph.D.	69	Class I Director, Chief Scientific Officer
Anthony E. Maida, Ph.D.	60	Chief Operating Officer
Leslie J. Goldman	68	Senior Vice President, Business Development
Marnix L. Bosch, Ph.D.	53	Chief Technical Officer

Linda F. Powers. Please see “Director Biographies” above.

Alton L. Boynton, Ph.D. Please see “Director Biographies” above.

Anthony E. Maida, Ph.D. Dr. Maida joined our company in June 2011, as Chief Operating Officer and brings more than 20 years’ experience in building oncology companies, with expertise in the business, financial, clinical and regulatory aspects of and the underlying science of oncology business.  Over these two decades, Dr. Maida has held positions as Chairman, CEO, COO, CSO, CFO and VP Business Development.  Among these experiences, he served as CEO of CancerVax Corporation, an early leader in cancer vaccines.  In that role, he was responsible for conducting multi-hundred patient, multi-center clinical trials with the company’s cancer vaccines. Prior to joining us, Dr. Maida was serving as global head of oncology for a leading contract research organization that manages clinical trials in the U.S. and internationally.

Leslie J. Goldman joined us as Senior Vice President, Business Development in June 2011. Prior to joining us, Mr. Goldman was a partner at the law firm of Skadden, Arps for over 30 years, specializing in a wide array of advanced technologies and their commercialization.    Mr. Goldman also serves as an advisor to a number of other technology companies. In addition, for eight years, Mr. Goldman served as Chairman of the Board of a group of TV stations in four mid-size cities across the country.

Marnix L. Bosch joined us in 2000, and has been serving as our Chief Technical Officer for a number of years.  In this capacity, he plays a key role in the preparation and submission of our regulatory applications, as well as ongoing development of our product lines, and ongoing development and/or acquisition of new technologies.  Dr. Bosch led the process of designing the protocols, and managed the successful preparation and submission of our Investigational New Drug (IND) applications for FDA approval to conduct clinical trials for prostate cancer, brain cancer, ovarian cancer and multiple other cancers.  He also led the processes for other regulatory submissions in both the U.S. and abroad (including the successful applications for orphan drug status in both the U.S. and Europe for DCVax-L for brain cancer).  He spearheaded the development of our manufacturing and quality control processes, and is working with Cognate BioServices, Inc. on next-generation further development of these processes.  Prior to joining us in 2000, Dr. Bosch worked at the Dutch National Institutes of Health (RIVM) as head of the Department of Molecular Biology, as well as in academia as a professor of Pathobiology. He has authored more than 40 peer-reviewed research publications in immunology and virology, and is an inventor on several patent applications on dendritic cell product manufacturing.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued to our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2012 and 2011. The option awards shown in the table below do not constitute cash or value actually received by the Named Executive Officer. Instead, the amounts shown are the non-cash aggregate fair values of option awards that were granted during the periods presented but were then subject to vesting requirements. The majority of the options would not vest unless certain milestones were met in the future, or certain employment period requirements were met. Following vesting of the options, in the case of Ms. Powers and Mr. Goldman, those options became subject to an extended lock-up (until the earlier of 18 months or our company reaching the primary endpoint of our GBM brain cancer clinical trial).

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Total
Linda F. Powers	2012	$360,000	$-	$-	$360,000
Chairperson, President	2011	$203,308	$-	$9,262,133	$9,465,441
& Chief Executive Officer

Alton L. Boynton, Ph.D.(2)	2012	$295,000	$-	$-	$295,000
Chief Scientific Officer and Secretary	2011	$334,732	$-	$1,547,963	$1,882,695

Anthony Maida, Ph.D.	2012	$300,000	$-	$-	$300,000
Chief Operating Officer	2011	$160,384	$-	$814,182	$974,566

Leslie Goldman	2012	$348,000	$-	$-	$348,000
Senior Vice President,	2011	$149,092	$-	$1,465,527	$1,614,619
Business Development

Marnix L. Bosch, Ph.D., M.B.A.	2012	$325,000	$-	$-	$325,000
Chief Technical Officer	2011	$339,362	$20,000	$1,192,963	$1,552,325

(1)

The reported amounts represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 3 of the financial statements included in our annual report on Form 10-K for the year ended December 31, 2012 filed with the SEC on April 8, 2013.

(2)	Dr. Boynton resigned as Chief Executive Officer on June 8, 2011 and was appointed Chief Scientific Officer on the same day.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2012.

	Number of Securities Underlying Unexercised Options
Name and Principal Position	Exercisable		Un-exercisable	Option Exercise Price ($)	Option Expiration Date
Linda F. Powers	543,125	(1)	345,625	$10.56	6/21/2018
Chairperson, President & Chief Executive Officer

Alton Boynton	92,285	(2)	56,250	$10.56	6/21/2018
Chief Scientific Officer and	330	(6)	-	$300.00	4/18/2014
Secretary	126	(6)	-	$21.60	2/18/2016
	89,428	(7)	-	$8.80	8/20/2022

Anthony Maida	6,250	(3)	71,875	$10.56	6/21/2018
Chief Operating Officer

Leslie Goldman	85,938	(4)	54,687	$10.56	6/21/2018
Senior Vice President, Business Development

Marnix Bosch	58,221	(5)	56,250	$10.56	6/21/2018
Chief Technical Officer	21	(8)	-	$300.00	9/20/2014
	52	(8)	-	$1200.00	1/10/2015
	200	(8)	9	$21.60	2/18/2016
	250	(8)	83	$28.80	12/1/2016
	31,770	(9)	21,355	$11.20	6/23/2022
	15,625	(10)	-	$8.80	8/20/2022

(1)	In conjunction with the employment agreement entered into between us and Ms. Powers on June 8, 2011, and in recognition of Ms. Powers’ service to our company while serving as Chair during the preceding four years, we granted Ms. Powers an option to purchase 888,750 shares of our stock with an exercise price of $10.56 per share. One-third of the options vested on the grant date, and upon vesting became subject to a lock-up which extends to the earlier of 18 months or our reaching the primary endpoint of our GBM brain cancer clinical trial. One-third of the options vested in equal monthly portions over the term of the employment agreement. The remaining one-third will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(2)	In conjunction with the employment agreement entered into between us and Dr. Boynton on June 8, 2011, we issued Dr. Boynton an option to purchase 148,535 shares of our stock with an exercise price of $10.56 per share. 86,035 options vested on the grant date. 7,500 options vested in equal monthly portions over the term of the employment agreement. The remaining 55,000 options will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(3)	In conjunction with the employment agreement entered into between us and Dr. Maida on June 8, 2011, we issued Dr. Maida an option to purchase 78,125 shares of our stock with an exercise price of $10.56 per share. No options vested on the grant date. 7,500 options vested in equal monthly portions over the term of the employment agreement. The remainder will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

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(4)	In conjunction with the employment agreement entered into between us and Mr. Goldman on June 8, 2011, we issued Mr. Goldman an option to purchase 140,625 shares of our stock with an exercise price of $10.56 per share. One-third of the options vested on the grant date, and upon vesting became subject to a lock-up which extends to the earlier of 18 months or our reaching the primary endpoint of our GBM brain cancer clinical trial. One-third vested in equal monthly portions over the term of the employment agreement. The remaining one-third will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(5)	In conjunction with the employment agreement entered into between us and Dr. Bosch on June 8, 2011, we issued Dr. Bosch an option to purchase 114,471 shares of our stock with an exercise price of $10.56 per share. 51,971 options vested on the grant date. 7,500 options vested in equal monthly portions over the term of the employment agreement. The remaining 55,000 options will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(6)	These options were granted under the 1999 Plan, the 2001 Plan and under Dr. Boynton’s previous employment agreement. Each of these option grants vests over a four year period. One-fourth of each option grant vests on the first anniversary of the grant date and the remaining three-fourths of each grant vests in equal monthly installments over the remaining three year vesting period.

(7)	This option was granted under the 2007 Stock Option Plan. The options were granted August 21, 2009 and vested over a one year period and are exercisable over a 10 year period from issuance at a price of $8.80 per share.

(8)	These options were granted under the 1999 Plan and the 2001 Plan. Each of these option grants vested over a four year period. One-fourth of each option grant vested on the first anniversary of the grant date and the remaining three-fourths of each grant vested in equal monthly installments over the remaining three year vesting period.

(9)	These options were granted under the 2007 Stock Option Plan. 1,250 options vested each month until May 31, 2013. In addition, 6,250 options vest upon each of Swiss Approval, full Enrollment in Phase II Glioblastoma Multiforme clinical study and FDA approval of NDA.

(10)	This option was granted under the 2007 Stock Option Plan. This option grant vested over the balance of 2009 with 7,813 vesting on the grant date and the remainder vesting on December 31, 2009.

Employment Agreements

In May 2011, we entered into employment agreements with each of Linda Powers, Dr. Anthony Maida, Leslie Goldman and Marnix Bosch. These agreements each expired at the end of their respective terms in May 2013.

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DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2012.

Name	Year	Fees Earned or Paid in Cash	All other Compensation (1)	Total

Robert A. Farmer	2012	$25,000	$292,000	$317,000

(1) Robert A. Farmer was issued 63,364 shares in September 2012 for consulting services. The reported amount represents the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 3 of the financial statements included in our annual report on Form 10-K for the year ended December 31, 2012 filed with the SEC on April 8, 2013.

Only non-employee directors receive a director fee. We currently pay each non-employee director an annual cash fee of $50,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Cognate  BioServices

In April 2011, we entered into a new service agreement with Cognate BioServices, Inc., or Cognate, a contract manufacturing and services organization in which Toucan Capital has a majority interest. Two of the principals of Toucan Capital are members of Cognate’s board of directors and Linda Powers, who is a substantial owner and a director of Cognate and managing director of Toucan Capital, is Chairperson of our company’s Board of Directors and is also our Chief Executive Officer. This agreement replaces the agreement dated May 17, 2007 between us and Cognate, which had expired. Under the service agreement, we agreed to continue to utilize Cognate’s services for certain consulting and manufacturing services for our ongoing DCVax®-L Phase III clinical trial for Glioblastoma multiforme (GBM) brain cancer. The scope of services is comparable to the prior agreement, and the structure and process for payments are simplified. Under the terms of the current agreement, we pay Cognate a monthly facility fee and a fixed fee (in lieu of cost-plus charges) for each patient in the study, subject to specified minimum number of patients per month, plus charges for certain patient and product data services if we request such services. The current service agreement will expire on March 31, 2016. During December 2012, we issued five year warrants for the purchase of 1,437,500 shares of common stock at an exercise price of $3.20 in connection with the conversion agreement with Cognate described below and as additional consideration under the service agreement. As of December 31, 2012, we owed Cognate approximately $1.8 million.

On October 16, 2012, we entered into a conversion agreement with Cognate pursuant to which, upon the closing of our public offering in December 2012, an aggregate of $7.5 million unpaid invoiced amounts and payables were converted into equity. With respect to the unpaid invoice amounts and payables, Cognate had a right to convert on terms no less favorable than provided to any other creditor. However, Cognate agreed instead to convert on terms equal to the median of the conversion terms provided to other non-affiliated creditors over the preceding six months. Accordingly, liabilities payable to Cognate amounting to $7.5 million were converted into a total of 2.8 million shares of restricted common stock and 1.4 million warrants exercisable for common stock. The term of the warrants is five years and the exercise price is $3.20 per share.

In 2012, we issued approximately 0.5 million shares and 0.1 million warrants with an exercise price of $6.40 to an outside party in order to settle a note payable that Cognate owed to the unrelated party, which had provided the basis for Cognate to provide financing for the Company.

Toucan Capital and Toucan Partners

Linda Powers, who is the managing director of Toucan Capital, is Chairperson of our company’s Board of Directors and is also our Chief Executive Officer.

In 2011, we received proceeds of $1.4 million from Toucan in connection with issuing unsecured convertible notes. The notes were payable within one year and carried an original issue discount of 10%. The conversion price was $3.20.

In 2011, we converted notes payable to Toucan amounting to $0.7 million into approximately 0.2 million shares of common stock.

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In 2012, Toucan provided funding to us, and we issued convertible notes payable of $3.1 million to Toucan. Warrants with a five-year term to purchase 572,402 shares of common stock at an exercise price of $3.20, were issued in connection with the notes. The notes were payable within one year and carried an original issue discount of 10%. The conversion price was $3.20.

On October 16, 2012, we entered into conversion agreements with Toucan Partners and its affiliates (with the exception of Cognate BioServices as discussed above), pursuant to which, upon the closing of our public offering in December 2012, an aggregate of $10.7 million of convertible notes and payables were converted into equity. The notes were converted substantially in accordance with their existing terms. With respect to the payables, Toucan had a right to convert on terms no less favorable than provided to any other creditor. However, Toucan agreed to instead convert on terms equal to the median of the conversion terms provided to other non-affiliated creditors over the preceding six months. The payables arose under an agreement with Toucan where we agreed to reimburse Toucan for certain payables, including interest, amounting to $4.6 million. The expense of $4.6 million associated with the payables was recognized in our financial statements during 2012 when we and Toucan concluded negotiations as to the amount owed for expenses Toucan paid on our behalf during the period of 2004 to 2012. Accordingly, the Toucan entities’ $10.7 million aggregate conversion amount was converted into a total of 3.6 million shares of restricted common stock and 1.8 million warrants exercisable for common stock. The warrants’ exercise period is five years, and the exercise price is $3.20 per share. Total liabilities owed to Toucan as of December 31, 2012 were less than $0.01 million. Toucan continues to pay expenses on our behalf which have not been formally billed to us. Toucan may seek reimbursement for the expenses incurred subsequent to or separate from the settlement on October 16, 2012.

Other Related Parties

We received proceeds of $0.2 million in connection with issuing an unsecured convertible note to one of our officers, Les Goldman, on January 3, 2012. The note included 44,532 warrants to purchase common stock. The exercise price of the warrants is $6.40, and the exercise period is five years. The note was payable on demand with seven days written notice and carried an original issue discount of 10% and a one-time interest charge of 10%. The conversion price of the note was 95% of the average of the lowest five days’ closing prices of our common stock in the 20 trading days prior to conversion. This note plus accrued interest was converted into 49,500 shares of common stock in December 2012.

We received proceeds of $0.3 million in connection with issuing an unsecured convertible demand note to one of our officers, Les Goldman, on June 29, 2012. The conversion price was $5.28 and the interest rate was 10%. The note included 43,750 warrants to purchase common stock. The exercise price is $5.60 and the exercise period of the warrants is five years. This note plus accrued interest was converted into 66,341 shares of common stock in December 2012.

During the previous three years, a member of our Board of Directors, Robert Farmer, arranged multiple financings for our company. We agreed to compensate Mr. Farmer at a rate below the usual fees of investment banks for such transactions, by paying Mr. Farmer 63,000 shares of common stock valued at $0.3 million during the third quarter of 2012.

Review, approval or ratification of transactions with related persons

With respect to reviewing and approving related-party transactions, the Board reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with officers, directors or 5% stockholders are on market-based terms, and are approved by a majority of our independent and disinterested directors.

Audit Committee Report

As part of its specific duties, the Audit Committee reviews our company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability, and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2012. The Audit Committee has discussed with Peterson Sullivan, our company’s independent registered public accounting firm for the fiscal year ended December 31, 2012, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received the written disclosures and letter from Peterson Sullivan, our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements were compatible with maintaining Peterson Sullivan’s independence.

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Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

THE AUDIT COMMITTEE
Robert A. Farmer
Jerry Jasinowski
Dr. Navid Malik

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PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Paid to Peterson Sullivan, PLLC

Peterson Sullivan served as our independent public accounting firm for the fiscal year ended December 31, 2012. In addition to retaining Peterson Sullivan to audit our financial statements for the fiscal year ended December 31, 2012, we engaged the firm from time to time during the year to perform other services.

Audit Fees

The aggregate fees billed and unbilled in each of the fiscal years ended December 31, 2012 and December 31, 2011 for professional services rendered by our principal accountants for the audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $188,495 and $158,347, respectively.

Audit-Related Fees

There were no fees billed in each of the fiscal years ended December 31, 2012 and 2011 for assurance and related services rendered by our principal accountants related to the performance of the audit or review of our financial statements, specifically accounting research.

Tax and Other Fees

The aggregate fees billed in each of the fiscal years ended December 31, 2012 and December 31, 2011 for professional services rendered by our principal accountants for tax compliance fees were $4,576 and $3,281, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2012 and 2011.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our stock, or Reporting Persons, to file with the SEC initial reports of ownership and changes in ownership of our stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received, we believe that during our fiscal year ended December 31, 2012 all Reporting Persons timely complied with all applicable filing requirements, except that Linda Powers made non-timely filings of Form 4 reports for certain stock gifts to family members for no consideration completed on July 24, 2012, which was filed on July 30, 2012, and December 12, 2012 and December 29, 2012, which were filed on January 4, 2013. In addition, each of Dr. Navid Malik and Jerry Jasinowski has not filed a Form 3 in connection with their appointment to the Board of Directors.

Stockholder Proposals for the 2014 Annual Meeting of Stockholders

We have not yet determined when we will hold the 2014 annual meeting of stockholders, but we anticipate that we may hold such meeting in July, 2014, and we intend to issue a press release announcing such date when it is determined. If the 2014 annual meeting of stockholders is held in July, 2014, proposals of stockholders intended to be presented at the 2014 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us in May, 2014, in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the 2014 annual meeting will be held is changed by more than 30 calendar days from the date indicated above, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.

The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,

/s/Linda F. Powers
Chairperson of the Board of Directors

December 3, 2013

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APPENDIX A

SECOND AMENDED AND RESTATED NORTHWEST BIOTHERAPEUTICS, INC.

2007 STOCK PLAN

1. General.

(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants inside and outside of the United States.

(b) Available Securites. The Plan provides for the grant of the following: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Awards, (iv) Purchase Rights, or (vi) other forms of derivative securities with underlying Common Stock (each an “Award”).

(c) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2. Administration ..

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including, without limitation, the vesting schedule and terms, the time or times when a person shall be permitted to receive cash or Common Stock pursuant to an Award, and any tax payment or make-whole arrangements; (E) the number of shares of Common Stock with respect to which an Award shall be granted to each such person and (F) other terms of an Award.

(ii) To construe and interpret the Plan and Awards, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards.

(iv) On an extraordinary basis, to determine case by case whether to accelerate the time at which an Award may be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may be exercised or the time during which it will vest, or to make other case by case changes provided that such changes are not adverse to the Awardholder and the Awardholder consents in writing to the changes.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan was in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and to bring the Plan and/or Awards into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Secion 3(a) relating to increases on Calculation Dates and Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required, but only to the extent required by applicable law or listing requirements, for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of stock awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be adversely affected by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

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(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that the Participant’s rights under any Award shall not be adversely affected by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Awards if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated to the Committee, Committees, subcommittee or subcommittees.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee which need not consist of Outside Directors the authority to grant Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee which need not consist of Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3. Shares Subject to the Plan.

(a) Subject to the provisions of Section 9 relating to adjustments upon changes in stock, the aggregate number of shares of Common Stock of the Company that may be issued pursuant to Incentive Stock Options after the Effective Date shall be 8,000,000.

Notwithstanding any other provision of this Plan or other document, and subject only to adjustments for stock splits, reverse splits and similar transactions which apply to all issued and outstanding securities of the Company, the aggregate number of shares of Common Stock of the Company that may be issued pursuant to Awards under the Plan shall equal twenty percent (20%) of the total issued and outstanding stock of the Company at the Calculation Date, provided that in no event shall the number of issuable shares be decreased. “Calculation Date” means any date on which the outstanding capitalization of the Company is increased.

(b) If any shares of Common Stock issued pursuant to an Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan. Notwithstanding the provisions of this subsection 3(b), if and to the extent that applicable law precludes the reissuance of any such shares pursuant to Incentive Stock Options, then, only to such extent, any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options but in such case may be subsequently issued as Non-Statutory Options or other Awards.

4. Eligibility.

(a) Eligibility for Specific Options. To the extent required by applicable law, Incentive Stock Options may be granted only to employees of the Company or a parent or subsidiary (as such terms are defined in Sections 424(e) and (f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants of the Company or an Affiliate of the Company.

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(b) Ten Percent Stockholders. To the extent required by applicable law, a Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant, and the Option is not exercisable after the expiration of five (5) years from the date of grant, provided however, that Ten Percent Stockholders may be granted Non-qualified Stock Options at any exercise price and exercise terms agreed by the parties (subject to Section 5 hereof).

5. Award Provisions.

Each Award shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Awards need not be identical and notwithstanding anything to the contrary in this Plan, the nature, terms and conditions of all Awards shall be determined by the Board or Committee, in good faith, in its sole discretion, in the best interests of the Company. Pursuant to such Board or Committee determinations, each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the following categories of provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the term (which need not be the same for different Award grants) shall be determined by the Board and set forth in the Award Grant Agreement. To the extent required by applicable law, no Award shall be exercisable after the expiration of ten (10) years from the date of its grant, unless the term is extended, or such shorter period specified in the Award Agreement.

(b) Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall, to the extent required by law, be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price at any level below one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if (i) such Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options), or (ii) in the event the Board determines such grant to be in the best interests of the Company to attract, retain or incentivize an Employee, Director or Consultant, or (iii) if such Option is not an Incentive Stock Option. The price per share specified in the agreement relating to each Award shall be established by the Board or Committee, taking into account any noncash consideration to be received by the Company from the recipient of Awards.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and/or to grant Options that require the consent of the Company to utilize a particular method of payment, but may only do so by setting forth any such restrictions explicitly in the Award Agreement. The methods of payment permitted by this Section 5(c) are:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) cashless exercise pursuant to provisions therefor; or

(iv) in any other form of legal consideration that may be acceptable to the Board.

(d) Transferability of Awards. The Board may, in an Award Agreement, impose such limitations on the transferability of Awards (or Shares issued pursuant to an exercise of an Award) as the Board shall determine, but may only do so by setting forth such restrictions explicitly in the Award Agreement. In the absence of such an explicit restriction, the following regulations on the transferability of Awards shall apply:

(i) Restrictions on Transfer. To the extent allowable under applicable law, an Award shall be transferable by the Awardholder provided that the recipient acknowledges that such Award is bound by the terms of this Plan and any applicable Award agreement.

(ii) Beneficiary Designation. The Awardholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Awardholder, shall thereafter be the beneficiary of an Award with the right to exercise the Award and receive the Common Stock or other consideration resulting from an Award exercise.

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(e) Vesting Generally. The total number of shares of Common Stock subject to an Award may vest and therefore become exercisable or receivable in periodic installments that may or may not be equal. The installments may be based upon time, upon trigger events and/or upon achievement of milestones, or any combination of such factors and/or other factors. The Award may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Awards may vary. The provisions of this Section 5(e) are subject to any Award provisions governing the minimum number of shares of Common Stock as to which an Award may be exercised.

(f) Disability of Optionholder. In the event that the holder of an Incentive Stock Option’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date one (1) year following such termination of Continuous Service (or such shorter period specified in the Option Agreement), or (ii) until the expiration of the term of the Option as set forth in the Option Agreement.

(i) Death of Optionholder. In the event that the holder of an Incentive Stock Option’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated as the beneficiary of the Option upon the Optionholder’s death, until the expiration of the term of such Option as set forth in the Option Agreement.

6. Reserved.

7. Covenants of the Company.

(a) Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however , that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for a reasonable period of time for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained, provided that the Company continues to use best efforts to obtain such authority.

(c) Company Obligations. The Company shall have no duty or obligation to any holder of an Award to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company may have a duty or obligation to minimize the tax consequences of an Award to the holder of such Award, as provided in an Award or pursuant to an agreement relating thereto.

8. Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Options shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action (such as Board approval) constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.

(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has exercised the Award pursuant to its terms. Such exercise shall consist of delivery by the Participant to the Company of an exercise notice and consideration therefor. The Participant shall not be deemed to be a stockholder of record until the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company. The Company shall complete such issuance and entry into the books and records no later than three (3) business days after the Participant’s delivery of the exercise notice and consideration.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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(e) Incentive Stock Option $100,000 Limitation. To the extent required by applicable law, to the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; or (iv) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i) Deferrals. To the extent permitted by applicable law, the Board, with consent of the Awardholder, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Option may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Options, with consent of the Awardholder, and determine (also with the consent of the Awardholder, except in cases of termination for cause) when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options, and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards.

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Awards shall become fully vested, and/or exercisable (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. In the event of a Corporate Transaction, vesting of all Awards, and the time at which such Awards may be exercised, will be accelerated in full to a date at least one business day prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction). If there is a Corporate Transaction and any Award is not exercised, such Award will continue to remain outstanding per its terms except that in lieu of being exercisable for Common Stock, it will be exercisable for the consideration which would have been received in the Corporate Transaction had it been exercised for Common Stock before the Corporate Transaction took place.

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10. Termination or Suspension of the Plan.

(a) Plan Term. Unless sooner terminated by the Board pursuant to Section 2, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Termination of the Plan shall not impair rights and obligations under any Award granted while the Plan was in effect except with the written consent of the affected Participant.

11. Effective Date of Plan.

This Plan shall become effective on the Effective Date.

12. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

13. Definitions .. As used in the Plan, the definitions contained in this Section 13 shall apply to the capitalized terms indicated below:

(a) “ Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act, as well as any party directly or indirectly under common ownership or effective control with the Company. The Board shall have the authority to determine “affiliate” status and the time or times at which “affiliate” status is determined.

(b) “Award Agreement” means a written agreement between the Company and an Awardholder evidencing the terms and conditions of an Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(c) “ Awardholder” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award (including, without limitation, an assignee or transferee).

(d) “ Board” means the Board of Directors of the Company.

(e) “Calculation Date” means any date on which the outstanding capitalization of the Company is increased (including, without limitation, by issuance of any Company securities). As provided in Section 3(a), the aggregate number of shares of Common Stock of the Company that may be issued pursuant to Awards under this Plan shall equal twenty percent (20%) of the issued and outstanding stock of the Company at the Calculation Date, provided that in no event shall the number of issuable shares be decreased.

(f) “ Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company. For the avoidance of doubt, the 1-for-15 reverse stock split of the Common Stock effected on June 19, 2007 shall not be considered to have occurred after the Effective Date and therefore shall not be considered a Capitalization Adjustment.

(f) Omitted.

(g) “ Change in Control” means the occurrence, in a single transaction or in a series of transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor or any other Exchange Act Person from the Company in a transaction or series of transactions which are initiated by the Company and/or expressly approved by the Company’s Board of Directors, the primary purpose of which is to obtain financing for the Company through the issuance by the Company of securities, or (B) solely because the level of Ownership held by any Exchange Act Person (the “ Subject Person ”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur. For the avoidance of doubt, in the event of acquisitions of securities and/or interests therein by one or more investors and/or other parties, directly or indirectly, representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, in a single transaction or a series of transactions that in whole or in part have not been initiated by the Company or expressly approved by the Company’s Board of Directors, then a Change in Control shall be deemed to have occurred.

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of dissolution or liquidation of all or substantially all of the Company, or a dissolution or liquidation of all or substantially all of the Company shall otherwise occur, except for a liquidation into a parent corporation; or

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h) “ Code” means the Internal Revenue Code of 1986, as amended.

(i) “ Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “ Common Stock” means the common stock of the Company.

(k) “ Company” means Northwest Biotherapeutics, Inc., a Delaware corporation.

(l) “ Consultant” means any person, including an advisor, who (i) renders consulting or advisory services or other services to or for the benefit of the Company or an Affiliate, whether or not such person is compensated for such services apart from Awards under the Plan, or (ii) is serving as a member of the board of directors or management of an Affiliate. However, service solely as a Director of the Company, or payment of a fee solely for such service as a Director and not for any other services, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(m) “ Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave, or in the case of a gap in service in connection with a change in capacity or change of entity.

(n) “ Corporate Transaction” means the occurrence, in a single transaction or in a series of transactions, of any one or more of the following events:

(o) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a Change of Control;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

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(p) “ Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(q) “ Director” means a member of the Board of the Company.

(r) “ Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(s) “ Effective Date” means the date of approval of this Plan by the Board. Notwithstanding the foregoing, no Common Stock shall be issued pursuant to an Award unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

(t) “ Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director of the Company, or payment of a fee solely for such services as a Director and not for any other services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “ Entity” means a corporation, partnership, limited liability company or other entity.

(v) “ Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “ Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan as set forth in Section 11, is the Owner, directly or indirectly, of securities of the Company representing more than twenty five percent (25%) of the combined voting power of the Company’s then outstanding securities.

(x) “ Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(y) “ Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z) “ Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“ Regulation S-K ”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “ Nonstatutory Stock Option” means any option granted pursuant to the Plan that does not qualify as an Incentive Stock Option.

(bb) “ Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc) “ Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd) “ Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

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(ee) “ Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

(ff) “ Outside Director” means a Director who is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), and is considered an “outside director” for purposes of Section 162(m) of the Code.

(gg) “ Own ,” “ Owned ,” “ Owner ,” “ Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh) “ Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award (including, without limitation, an assignee or transferee).

(ii) “ Plan” means this Second Amended and Restated Northwest Biotherapeutics, Inc. 2007 Stock Plan.

(jj) “Purchase Rights” means the grant to Employees, Directors and Consultants of the Company or an Affiliate of opportunities to make direct purchases of Common Stock.

(kk) “ Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ll) “ Securities Act” means the Securities Act of 1933, as amended.

(mm) “Stock Awards” means restricted stock, restricted stock units, unrestricted stock, and/or any other securities of the Company with underlying Common Stock.

(nn) “ Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the voting power of the outstanding capital stock is directly or indirectly Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital) of more than fifty percent (50%).

(oo) “ Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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APPENDIX B

NORTHWEST BIOTHERAPEUTICS, INC.

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee of the Board of Directors is to assist the Board of Directors in overseeing:

•	the Company’s accounting and financial reporting principles and policies and its internal controls and procedures;

•	the Company’s financial statements and financial information to be provided to stockholders; and

•	the independence, qualifications and performance of the Company’s independent auditors and the independent audit.

Structure and Membership

Number.  The Audit Committee shall consist of two or more directors as the Board of Directors shall from time to time determine.

Chair.  The Board of Directors shall appoint an Audit Committee Chairman. In the absence of the Audit Committee Chairman, the remaining members of the Audit Committee shall elect one such member to chair the meeting.

Compensation.  The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board of Directors.

Selection and Removal.  Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Company’s Nominations Committee, and shall serve until the earliest of (i) their death, (ii) the expiration of the term of their appointment to the Audit Committee, which need not be the same as their term as a Director of the Company, (iii) their resignation as a member of the Audit Committee or the Board of Directors and (iv) their removal as a member of the Audit Committee or the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

Authority and Responsibilities

General.  The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The Audit Committee shall further assist the Board of Directors in overseeing the compliance by the Company with legal and regulatory requirements relating to the foregoing. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

Selection.  The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

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Independence.  The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the independent auditor.

Compensation.  The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor.

Oversight.  The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate but no less frequently than annually, obtain and review the reports required to be made by the independent auditor pursuant to Section 10A(k) of the Exchange Act regarding: (i) critical accounting policies and practices, (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor and (iii) other material written communications between the independent auditor and Company management, including without limitation any management letters and responses thereto or a schedule of unadjusted differences.

Preapproval of Services.  The Audit Committee shall preapprove all services (audit and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with Section 10A(i) of the Exchange Act.

Review of Audited Financial Statements

Discussion of Audited Financial Statements.  The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380).

Recommendation to Board Regarding Financial Statements.  The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

Audit Committee Report.  To the extent required by law, the Audit Committee shall prepare an annual committee report, in accordance with Item 407(d) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, for inclusion in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Statements and Financial Disclosures

Independent Auditor Review of Interim Financial Statements.  The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the independent auditor’s review of interim financial information which are required to be discussed by Statements on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise it in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

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Controls and Procedures

Oversight.  The Audit Committee shall:

•	coordinate the Board of Directors’ oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures, and the Company’s code of conduct;

•	review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles;

•	review the financial, investment and risk management policies followed by the Company in operating its business activities; and

•	receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 13a-14 of the Exchange Act.

Procedures for Complaints.  The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Compliance with Legal Requirements.  The Audit Committee shall perform any other functions required to carry out its responsibilities under this charter. The Audit Committee also shall perform such other functions as are delegated to it by the Board of Directors from time to time.

Procedures and Administration

Meetings.  The Audit Committee shall meet at least four times each year. In addition, the Audit Committee will meet at any time that the independent auditor believes that communication to the Audit Committee is required. The Audit Committee shall meet at least once annually separately with (i) the independent auditor and (ii) the Company’s CEO, CFO, controller, and/or such other management as the Audit Committee requests. The Audit Committee may additionally meet with other employees of the Company as it deems appropriate. The Audit Committee shall keep regular minutes of its meetings and report them to the Board of Directors when requested.

Reports to Board.  The Audit Committee shall report regularly to the Board of Directors.

Charter.  The Audit Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Independent Advisors.  The Audit Committee may, in its discretion, retain the services of legal counsel and other advisors of its choosing to assist the Audit Committee in the performance of its functions. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to any consultant, legal counsel, or other advisor retained by the Audit Committee.

Surveys, Studies and Investigations.  The Audit Committee shall have the authority to commission surveys or studies as the need arises or conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

Funding.  The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of: (i) compensation of the independent auditor as established by the Audit Committee, (ii) compensation of any independent legal, accounting and other advisors engaged by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are deemed necessary or appropriate by the Audit Committee to carry out its duties.

Annual Performance Evaluation.  The Audit Committee shall conduct an annual evaluation of its performance and shall present its finding and conclusions to the Board of Directors.

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APPENDIX C

NORTHWEST BIOTHERAPEUTICS, INC.

COMPENSATION COMMITTEE CHARTER

Purpose

The purpose of the Compensation Committee of the Board of Directors is to assist the Board of Directors in the discharge of its responsibilities relating to:

•	the compensation of the Company’s executive officers;

•	the administration of the Company’s equity compensation plans;

•	participating in the preparation and review of the information related to executive compensation that is disclosed in the Company’s proxy statement, information statement or annual report; and

•	such other matters relating to compensation of executive officers and employee benefit plans of the Company as shall be delegated from time to time by the Board of Directors.

Structure and Membership

Number.  The Compensation Committee shall consist of two or more directors as the Board of Directors shall from time to time determine.

Chair.  The Board of Directors shall appoint a Compensation Committee Chairman. In the absence of the (or a) Compensation Committee Chairman, the remaining members of the Compensation Committee shall elect one such member to chair the meeting. The Chairman of the Board of Directors shall not be a chairman of the Compensation Committee.

Compensation.  The compensation of Compensation Committee members shall be as determined by the Board of Directors.

Selection and Removal.  Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Company’s Nominations Committee, and shall serve until the earliest of (i) their death, (ii) the expiration of the term of their appointment to the Compensation Committee, which need not be the same as their term as a Director of the Company, (iii) their resignation as a member of the Compensation Committee or the Board of Directors and (iv) their removal as a member of the Compensation Committee or the Board of Directors. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

Authority and Responsibilities

General.  The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

CEO Compensation.  The Compensation Committee shall annually review the corporate goals and objectives relevant to chief executive officer (“CEO”) compensation and the CEO’s performance in light of those goals and objectives. Based on this review, the Compensation Committee shall make and annually review decisions regarding (i) the CEO’s salary, (ii) the extent to which any performance-based bonus award was earned, (iii) the CEO’s bonus opportunity for the next fiscal year, (iv) long-term incentive opportunities for upcoming periods, and (v) any other matter relating to the CEO’s compensation that the Compensation Committee considers appropriate.

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Other Executive Officers.  The Compensation Committee shall annually review the corporate goals and objectives relevant to the compensation of the Company’s other executive officers, which need not be the same for each executive officer, and each executive’s performance in light of those goals and objectives. Based upon this review, the Compensation Committee shall make and annually review decisions regarding (i) salary paid to the executive officers, (ii) the extent to which any performance-based bonus awards were earned, (iii) the bonus opportunity for executive officers for the following year, (iv) long-term incentive opportunities for executive officers for upcoming periods and (v) any other matter relating to the compensation of executive officers that the Compensation Committee considers appropriate.

Oversight of Equity Compensation Plans.  The Compensation Committee shall review at least annually all equity-based compensation plans and arrangements and the number of shares remaining available for issuance under those plans and arrangements. The Compensation Committee shall make recommendations to the Board of Directors regarding the need to amend existing plans or adopt new plans for the purpose of implementing the Company’s strategy regarding long-term and equity-based compensation. The Compensation Committee shall have the authority to approve grants of stock, stock options, stock purchase rights and similar awards to individuals eligible to receive such grants under the Company’s equity compensation plans, to approve the forms of agreement evidencing such grants, and to interpret and amend such agreements within the terms of the plans. The Compensation Committee shall have all of the authority of the Board of Directors to administer the Company’s equity compensation plans.

Director Compensation.  The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation. The remuneration of any non-executive director shall be a matter for the Chairman of the Compensation Committee (if an executive director) and the executive members of the Board of Directors.

Compensation Discussion and Analysis; Compensation Committee Report.  The Compensation Committee shall oversee the preparation of the Company’s compensation-related disclosures to be included in the Company’s annual report, information statement or proxy statement under applicable rules of the U.S. Securities and Exchange Commission (the “SEC”). The Compensation Committee shall also review and discuss with the Company’s management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation Committee shall determine whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of stockholders. The Compensation Committee shall provide, over the names of the members of the Compensation Committee, the required Compensation Committee Report for the Company’s annual report or proxy statement for the annual meeting of stockholders, which report shall contain the statements required by the SEC’s rules applicable to such reports.

Access to Management.  The Compensation Committee and its members shall have complete access to management for the purpose of carrying out the Compensation Committee’s functions. The Compensation Committee shall establish policies with respect to the participation of the Company’s CEO, other executive officers and management in the activities and processes of the Compensation Committee.

Compliance with Legal Requirements.  The Compensation Committee shall perform any other functions required to carry out its responsibilities under this charter including to ensure that all provisions regarding disclosure of remuneration including pensions, as set out in the UK QCA Guidelines and where appropriate those of the UK Combined Code are fulfilled. The Compensation Committee also shall perform such other functions as are delegated to it by the Board of Directors from time to time.

C-2

Procedures and Administration

Meetings.  The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee shall keep regular minutes of its meetings and report them to the Board of Directors when requested.

Reports to Board.  The Compensation Committee shall report regularly to the Board of Directors.

Charter.  The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Consulting Arrangements.  The Compensation Committee may, in its discretion, retain the services of a compensation consultant to advise and assist the Compensation Committee in the performance of its functions. The Compensation Committee shall have sole authority to determine the consultant’s fees and the other terms of retention and to terminate its services to the Compensation Committee. The Compensation Committee shall establish policies regarding the retention of compensation consultants that may include, among other considerations, the process for selection and compensation, the scope of the role and functions to be performed by the consultant, and communications between the consultant and the Compensation Committee, the Company’s executive officers and management.

Independent Advisors.  The Compensation Committee may, in its discretion, retain the services of legal counsel and other advisors of its choosing to assist the Compensation Committee in the performance of its functions. The Company shall provide for appropriate funding, as determined by the Compensation Committee, for payment of compensation to any consultant, legal counsel, or other advisor retained by the Compensation Committee.

Surveys, Studies and Investigations.  The Compensation Committee shall have the authority to commission compensation surveys or studies as the need arises or conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

Employment Agreements.  The Compensation Committee shall review and approve all employment agreements proposed to be entered into between the Company and any executive officer and any proposed renewals thereof. The Compensation Committee shall review any existing employment agreements with executive officers at least annually and recommend to the Board of Directors any amendments thereto that the Compensation Committee deems appropriate.

Employee Loans.  The Compensation Committee shall review at least annually the Company’s policies and procedures regarding loans to employees. Under no circumstance may the Compensation Committee approve any arrangement in which the Company extends or maintains credit, or arranges for the extension of credit, in the form of a personal loan to or for any executive officer of the Company.

Perquisites.  The Compensation Committee shall review at least annually the Company’s policies and practices regarding perquisites for executive officers and the form and amount of any perquisites paid or made available to the Company’s executive officers. The Compensation Committee shall determine the appropriateness of the nature and extent of executive officers’ use of such perquisites.

Deferred Compensation.  The Compensation Committee shall review and approve the terms on which any compensation earned by, or otherwise payable to, executive officers may be deferred.

Annual Performance Evaluation.  The Compensation Committee shall conduct an annual evaluation of its performance and shall present its finding and conclusions to the Board of Directors.

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APPENDIX D

NORTHWEST BIOTHERAPEUTICS, INC.

NOMINATIONS COMMITTEE CHARTER

Purpose

The purpose of the Nominations Committee of the Board of Directors is to:

•	identify and nominate members of the Board of Directors;

•	recommend directors to be appointed to each committee of the Board of Directors and the Chair of such committee; and

•	oversee the evaluation of the Board of Directors.

Structure and Membership

Number.  The Nominations Committee shall consist of two or more directors as the Board of Directors shall from time to time determine.

Chair.  The Board of Directors shall appoint a Nominations Committee Chairman. In the absence of the (or a) Nominations Committee Chairman, the remaining members of the Nominations Committee shall elect one such member to chair the meeting. The Chairman of the Board of Directors shall not chair any meeting of the Nominations Committee if the Nominations Committee is considering the issue of the succession to the Chairmanship during such meeting.

Compensation.  The compensation of Nominations Committee members shall be as determined by the Board of Directors.

Selection and Removal.  Members of the Nominations Committee shall be appointed by the Board of Directors, upon the recommendation of the Company’s Nominations Committee, and shall serve until the earliest of (i) their death, (ii) the expiration of the term of their appointment to the Nominations Committee, which need not be the same as their term as a Director of the Company, (iii) their resignation as a member of the Nominations Committee or the Board of Directors and (iv) their removal as a member of the Nominations Committee or the Board of Directors. The Board of Directors may remove members of the Nominations Committee from Nominations Committee, with or without cause.

Authority and Responsibilities Relating To Board of Directors and Committee Membership

Selection of Director Nominees.  Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the nomination of Company directors will be determined by the Board of Directors following the recommendation of director candidates by the Nominations Committee.

Criteria for Selecting Directors.  The Nominations Committee shall be responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board of Directors members as well as the structure, size and composition of the Board of Directors as a whole, subject to any legal requirements, by contract or otherwise, to provide third parties with the ability to comment on and/or determine any aspects of Board size and composition. This includes (i) giving full consideration to succession planning for directors and other senior executives in the course of their work, taking into account the challenges and opportunities facing the Company, and what skills and expertise are therefore needed on the Board of Directors in the future, (ii) reviewing annually the time required from non-executive directors and (iii) ensuring that on appointment to the Board of Directors, non-executive directors receive a formal letter of appointment setting out clearly what is expected of them in terms of time commitment, committee service and involvement outside meetings of the Board of Directors.

D-1

Selection of Committee Members.  The Nominations Committee shall be responsible for recommending to the Board of Directors the directors to be appointed to each committee of the Board of Directors and the Chair of each such committee.

Compliance with Legal Requirements.  The Nominations Committee shall perform any other functions required to carry out its responsibilities under this charter. The Nominations Committee also shall perform such other functions as are delegated to it by the Board of Directors from time to time.

Authority and Responsibilities Relating to Evaluation of the Board of Directors

Evaluation of the Board of Directors.  The Nominations Committee shall be responsible for overseeing an annual self-evaluation of the Board of Directors to determine whether it and its committees are functioning effectively. The Nominations Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board of Directors’ performance, to be discussed with the Board of Directors.

Procedures and Administration

Meetings.  The Nominations Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Nominations Committee shall keep regular minutes of its meetings and report them to the Board of Directors when requested.

Reports to Board.  The Nominations Committee shall report regularly to the Board of Directors.

Charter.  The Nominations Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Independent Advisors.  The Nominations Committee may, in its discretion, retain the services of legal counsel and other advisors of its choosing to assist the Nominations Committee in the performance of its functions. The Company shall provide for appropriate funding, as determined by the Nominations Committee, for payment of compensation to any consultant, legal counsel, or other advisor retained by the Nominations Committee.

Surveys, Studies and Investigations.  The Nominations Committee shall have the authority to commission surveys or studies as the need arises or conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Nominations Committee or any advisors engaged by the Nominations Committee.

Annual Performance Evaluation.  The Nominations Committee shall conduct an annual evaluation of its performance and shall present its findings and conclusions to the Board of Directors.

D-2

Northwest Biotherapeutics, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 20, 2013.

Vote by Internet

- Go to **www.investorvote.com/NWBO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Election of Alton L. Boynton, Ph.D. as a Class I Director	☐	☐

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B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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01QDCH